UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 26, 2024
Date of Report (Date of earliest event reported)

Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2024, the Compensation and Human Capital Committee (the “CHCC”) of the Board of Directors of Truist Financial Corporation (the “Company”) approved the grant of one-time equity awards (the “Leadership Awards”) as part of other changes to its 2024 executive compensation program that are tied to the Company’s 2024 strategic planning process and the previously disclosed sale of the Company’s remaining interest in Truist Insurance Holdings, LLC and subsequent strategic balance sheet repositioning (the “TIH transaction”).

Leadership Awards

The Leadership Awards were made to Michael B. Maguire, Senior Executive Vice President and Chief Financial Officer, and Dontá L. Wilson, Senior Executive Vice President and Chief Consumer and Small Business Banking Officer, to support the retention of key leadership critical to taking full advantage of the business opportunities created by the TIH transaction. In particular, the Leadership Awards are designed to place a specific emphasis on shareholder value creation while still incentivizing these executives to maintain appropriate levels of capital and appropriately manage risk.

The Leadership Awards are entirely in the form of performance share units, the ultimate payout of which is subject to (i) the Company’s achievement of minimum capital requirements, and (ii) a modifier based on total shareholder return (“TSR”) relative to the KBW Nasdaq Bank Index, each measured over a performance period of September 1, 2024 through August 31, 2027. The TSR modifier will result in a payout level between 75% and 125% of target, provided that the minimum capital requirements have been met. The CHCC also has discretion to decrease Leadership Award payouts based on business factors and negative risk outcomes, including industry conditions, performance relative to peers, regulatory developments, and changes in capital requirements.

The CHCC approved Leadership Awards with grant date fair values of $4,500,000 for each of Mr. Maguire and Mr. Wilson. In determining the size of the award for each executive, the CHCC took into account the executive’s expected contribution to the success of the Company, the holding power of the executive’s outstanding equity awards in an increasingly competitive environment, the executive’s total target direct compensation, and the executive’s skill set and attractiveness in the market for talent.

2024 Executive Compensation Program

The Leadership Awards are part of other changes that the CHCC made to the Company’s 2024 executive compensation program tied to the Company’s 2024 strategic planning process and the TIH transaction.

In February 2024, the CHCC determined to shift from its historical annual incentive performance (“AIP”) award program, which based awards on three components and relative weightings, to a program that emphasizes a comprehensive evaluation of performance across multiple categories. For 2024, the CHCC selected financial metrics for the AIP evaluation consisting of eight primary financial measures (adjusted earnings per share, adjusted pre-provision net revenue, adjusted return on average tangible common equity, tangible book value per share plus dividend growth, adjusted noninterest expense, CET1 capital ratio and 1- and 3-year TSR) and five secondary financial measures (adjusted pre-tax income, adjusted net income to common shareholders, revenue, return on average assets, and efficiency ratio). The non-financial strategic priority categories selected comprise Transform to Capitalize on Competitive Advantage, Simplify and Optimize Resources and Controls, Repurpose to Performance, and Winning Behaviors. The CHCC concluded that, with elements of the TIH transaction and outcomes of the strategic planning process still pending or under evaluation at the time, its historical formula-driven AIP award program could discourage transformation options that would be in the long-term interests of the Company’s shareholders, could be inappropriately skewed by results outside of management’s control and could undervalue important strategic and risk-management objectives that do not translate to easily or immediately quantifiable metrics.

The CHCC recognized that these considerations involving the AIP award program also impacted the Company’s long-term incentive plan structure, which for 2023 awards had focused on relative return on average common equity (“ROACE”) with a relative TSR modifier. Given the potential effect of elements of the TIH transaction and the outcomes of the strategic planning process still pending or under evaluation at the time, the CHCC determined to base 2024 PSU and LTIP awards on a blend of absolute earnings per share (“EPS”) and relative EPS growth, while maintaining the relative TSR modifier.

* * *

The foregoing description of the Leadership Awards does not purport to be complete and is qualified in its entirety by reference to the full text of the form of award agreement for the Leadership Awards, which is included as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit
10.1
Form of Performance Unit Award Agreement (Senior Executive) for the Truist Financial Corporation 2022 Incentive Plan (incorporated herein by reference to Exhibit 10.1 of the Quarterly Report on Form 10-Q, filed August 8, 2024).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: August 30, 2024